EXHIBIT 32

      Certification of Chief Executive Officer and Chief Financial Officer


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), the undersigned, David J Cutler, Chief Executive Officer and Chief Financial Officer of Aspeon, Inc., (the "Company"), does hereby certify, to his knowledge, that:

The Quarterly Report Form 10QSB for the three months ended September 30, 2001 of the Company (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1034, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:       September 19, 2006

By /s/David J Cutler
   ----------------------
David J Cutler
Chief Executive Officer
Chief Financial Officer